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                                                                    EXHIBIT 10-A
                      FIRST AMENDMENT TO WARRANT AGREEMENT
                      ------------------------------------


     THIS FIRST AMENDMENT TO WARRANT AGREEMENT ("Amendment"), dated as of April 11, 1994, is made and entered into by and between DIGICON INC., a Delaware corporation (the "Company") and HANSEATIC CORPORATION, a New York corporation, as Agent ("Hanseatic").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Company and Hanseatic are parties to that certain Warrant Agreement (the "Agreement") dated as of June 29, 1992, pursuant to which the Company issued to Deltec Securities Corporation, as Custodian ("Deltec") and to Hanseatic warrants (the "Warrants") to purchase an aggregate of 340,000 shares of common stock of the Company; and

     WHEREAS, the Company has requested that Hanseatic enter into that certain Intercreditor Agreement, of even date herewith, by and among Hanseatic, Foothill Capital Corporation and the Company, and Hanseatic has agreed to enter into such Intercreditor Agreement, on the condition that the Company enter into this Amendment.

     NOW THEREFORE, in consideration of the foregoing, the Company and Hanseatic hereby agree as follows:

     1. Amendment of Agreement. Section 8 of the Agreement is hereby deleted in its entirety and replaced with the following:

     SECTION 8.  EXERCISE PRICE.

          The price per share at which shares of Common Stock shall be purchasable upon exercise of each Warrant (the "Exercise Price") shall be $3.60 per share, as adjusted pursuant to subsection 9.1(f).

     2. Deliveries by the Company. Simultaneously with the execution and delivery of this Amendment, the Company is delivering the following items to
Hanseatic:

     (a) Resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Amendment and the Security Agreement of even date herewith between the Company, as debtor, and Hanseatic, as secured party (the "Security Agreement") and the performance by the Company of its obligations hereunder and thereunder;

     (b) Copies of the Certificate of Incorporation and By-Laws of the Company, as the same may have been amended to the date of this Amendment;

     (c) The certificate of the president and the secretary of the Company, certifying to Hanseatic and Deltec that (i) the resolutions described in Section (2)(a) above were duly adopted and are true, correct and complete,
(ii) the certificate of incorporation and
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by-laws described in Section 2(b) above are true, correct and complete and
(iii) the Company is in compliance with its obligations under the Agrement, as amended hereby; and

     (d) An opinion of counsel to the Company, addressed to and in form and substance satisfactory to Hanseatic and Deltec, stating that, in the opinion of such counsel (i) the execution and delivery of this Amendment and the Security Agreement was duly authorized by all necessary corporate actions of the Company, and (ii) the Amendment and the Security Agreement constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

     3. Replacement of Warrant Certificates. Upon surrender by the registered holder thereof to the Company of any Warrant Certificate or Certificates issued prior to the date hereof, the Company shall execute and deliver to such holder, in exchange for the Warrant Certificate so surrendered, a new Warrant Certificate or Certificates of like tenor and representing an equivalent right or interest, which shall provide for the Exercise Price set forth in this Amendment, as the same may be adjusted pursuant to the terms of the Agreement.

     4. Notice to Holders. Promptly after the execution and delivery hereof, the Company shall notify all of the registered holders of the Warrants of the amendment to the Exercise Price provided for herein, which notice shall also provide that copies of this Amendment will be furnished to such holders on request.

     5. Expenses. The Company shall pay all costs and expenses of Hanseatic and Deltec incurred in connection with this Amendment, including, without limitation, attorneys fees for the preparation hereof.

     6. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     7. Effect on Agreement. Except as expressly modified hereby the Agreement remains unmodified and in full force and effect.

     8. Authority. Each of the Company and Hanseatic, represent and warrant that they have all necessary power and authority to execute and deliver this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

Attest:                                  DIGICON INC.


/s/ JUNE KIDWELL
--------------------------               By: /s/ ALLAN C. POGACH
Name: June Kidwell                           ---------------------------------
     ---------------------                   Name: Allan C. Pogach
Title: Assistant Secretary                   Title: Vice President & Treasurer
      --------------------


Attest:                                  HANSEATIC CORPORATION


/s/ ELIZABETH H. PARELLA                 By: /s/ PAUL A. BIDDELMAN
--------------------------                   ---------------------------------
Name: Elizabeth M. Parella                   Name: Paul A. Biddelman
     ---------------------                   Title: Treasurer
Title: Secretary
      --------------------
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                     SECOND AMENDMENT TO WARRANT AGREEMENT


     THIS SECOND AMENDMENT TO WARRANT AGREEMENT ("Amendment"), dated as of August 31, 1994, is made and entered into by and between DIGICON INC., a Delaware corporation (the "Company"), and HANSEATIC CORPORATION, a New York corporation, as Agent ("Hanseatic").

                                  WITNESSETH:

     WHEREAS, the Company and Hanseatic are parties to that certain Warrant Agreement dated as of June 29, 1992, as amended pursuant to a First Amendment to Warrant Agreement dated April 11, 1994 (the Warrant Agreement, as amended, is referred to herein as the "Agreement"), pursuant to which the Company issued to Deltec Securities Corporation, as Custodian ("Deltec"), and to Hanseatic warrants (the "Warrants") to purchase an aggregate of 340,000 shares of common stock of the Company; and

     WHEREAS, the Company has requested that Hanseatic consent to the sale by certain subsidiaries of the Company of certain assets relating to the business conducted by the Company's Marine Engineering Development Group and Land Engineering Development Group pursuant to an Asset Purchase Agreement entered into with Syntron, Inc., and Hanseatic has agreed to provide such consent in part on the condition that the Company enter into this Amendment.

     NOW, THEREFORE, in consideration of the foregoing, the Company and Hanseatic hereby agree as follows:

     1. Amendment of Agreement. Section 8 of the Agreement is hereby deleted in its entirety and replaced with the following:

     SECTION 8. EXERCISE PRICE.

          The price per share at which shares of Common Stock shall be purchasable upon exercise of each Warrant (the "Exercise Price") shall be $2.00 per share, as adjusted pursuant to subsection 9.1(f).

     2. Deliveries by the Company. Simultaneously with the execution and delivery of this Amendment, the Company is delivering the following items to
Hanseatic:

         (a) Resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Amendment and the performance by the Company of its obligations hereunder and thereunder;

         (b) Copies of the Certificate of Incorporation and By-Laws of the Company, as the same may have been amended to the date of this Amendment:

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          (c)  The certificate of the president and the secretary of the
Company, certifying to Hanseatic and Deltec that (i) the resolutions described in Section (2)(a) above were duly adopted and are true, correct and complete,
(ii) the certificate of incorporation and by-laws described in section 2(b) above are true, correct and complete and (iii) the Company is in compliance with its obligations under the Agreement, as amended hereby; and

          (d) An opinion of counsel to the Company, addressed to and in form and substance satisfactory to Hanseatic and Deltec, stating that, in the opinion of such counsel (i) the execution and delivery of this Amendment was duly authorized by all necessary corporate actions of the Company, and (ii) the Amendment constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

     3. Replacement of Warrant Certificates. Upon surrender by the registered holder thereof to the Company of any Warrant Certificate or Certificates issued prior to the date hereof, the Company shall execute and deliver to such holder, in exchange for the Warrant Certificate so surrendered, a new Warrant Certificate or Certificates of like tenor and representing an equivalent right or interest, which shall provide for the Exercise Price set forth in this Amendment, as the same may be adjusted pursuant to the terms of the Agreement.

     4. Notice to Holders. Promptly after the execution and delivery hereof, the Company shall notify all of the registered holders of the Warrants of the amendment to the Exercise Price provided for herein, which notice shall also provide that copies of this Amendment will be furnished to such holders on request.

     5. Expenses. The Company shall pay all out-of-pocket costs and expenses of Hanseatic and Deltec incurred in connection with this Amendment and the other documents executed and delivered in connection with the transactions described herein, including, without limitation, reasonable attorneys fees.

     6. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     7. Effect on Agreement. Except as expressly modified hereby the Agreement remains unmodified and in full force and effect.

     8. Authority. Each of the Company and Hanseatic, represent and warrant that they have all necessary power and authority to execute and deliver this Agreement.




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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

Attest:                                 DIGICON INC.


/s/ TRACEY SHARP                        By: /s/ ALLAN C. POGACH
--------------------------                  -----------------------------------
Name: Tracey Sharp                          Allan C. Pogach, Vice President and
                                            Treasurer

Attest:                                 HANSEATIC CORPORATION


--------------------------              By: /s/ PAUL BIDDELMAN
                                            -----------------------------------
Name:                                   Name: Paul Biddelman
     ---------------------                   ----------------------------------
                                        Title: Treasurer
                                              ---------------------------------




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